SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 17, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation(as depositor under the Pooling and Servicing Agreement,dated as of June 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-2) Delaware (State or other jurisdiction of organization) 333-42127-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on August 27, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: August 27, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Christopher Lewis (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-2 Payment Date: 08/27/01 Prior Payment: 07/25/01 Record Date: 07/31/01 WAC: 7.282262% WAMM: 294 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 2 Asset Backed Facts Sheets 3 Delinquency Loan Detail Total Pages Included In This Package 9 LaSalle Web Site www.etrustee.ne 0 0 0 0 Monthly Data File Name: ABN98002_200108 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 85,806,003.00 94,523,381.09 58,7 00077BBV4 1000.000000000 1101.594035210 0.685024217 IA-2 42,000,000.00 5,465,5 2033178.32 00077BAX1 1000.000000000 130.132357381 48.409007619 IA-3 22,300,000.00 00077BAY9 1000.000000000 0.000000000 0.000000000 IA-4 17,651,035.00 10,733,66 206,50 00077BAZ6 1000.000000000 608.103776917 11.699323581 IA-5 71,376,367.00 24,089,81 1,843,318 00077BBA0 1000.000000000 337.504037296 25.825337258 IA-6 5,754,681.00 00077BBB8 1000.000000000 0.000000000 0.000000000 IA-7 9,443,982.00 9,443,9 0.00 00077BBC6 1000.000000000 1000.000000000 0.000000000 IA-8 25,960,631.00 25,960,63 0.00 00077BBD4 1000.000000000 1000.000000000 0.000000000 IA-9 40,000,000.00 40,000,00 0.00 00077BBE2 1000.000000000 1000.000000000 0.000000000 IA-10 28,500,000.00 15,234,94 438,22 00077BBF9 1000.000000000 534.559418947 15.376315088 IA-11 1,430,000.00 1,430,0 0.00 00077BBG7 1000.000000000 1000.000000000 0.000000000 IA-12 9,500,000.00 9,500,0 0.00 00077BBH5 1000.000000000 1000.000000000 0.000000000 IA-13 9,995,480.00 9,995,4 0.00 00077BBJ1 1000.000000000 1000.000000000 0.000000000 IA-14 50,529,404.00 29,338,17 700,07 00077BBK8 1000.000000000 580.615836870 13.854793340 IA-X 12,784,321.00 7,495,2 0.00 00077BBL6 1000.000000000 586.282861486 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 0.00 508,376.80 94,972,978.70 00077BBV4 0.000000000 5.924723006 1106.833733999 IA-2 0.00 0.00 3,432,380 00077BAX1 0.000000000 0.000000000 81.723349762 IA-3 0.00 0.00 00077BAY9 0.000000000 0.000000000 0.000000000 IA-4 0.00 0.00 10,527,155. 00077BAZ6 0.000000000 0.000000000 596.40445334 IA-5 0.00 0.00 22,246,493. 00077BBA0 0.000000000 0.000000000 311.678700038 IA-6 0.00 0.00 00077BBB8 0.000000000 0.000000000 0.000000000 IA-7 0.00 0.00 9,443,982 00077BBC6 0.000000000 0.000000000 1000.000000000 IA-8 0.00 0.00 25,960,631. 00077BBD4 0.000000000 0.000000000 1000.000000000 IA-9 0.00 0.00 40,000,000. 00077BBE2 0.000000000 0.000000000 1000.000000000 IA-10 0.00 0.00 14,796,718. 00077BBF9 0.000000000 0.000000000 519.183103860 IA-11 0.00 0.00 1,430,000 00077BBG7 0.000000000 0.000000000 1000.000000000 IA-12 0.00 0.00 9,500,000 00077BBH5 0.000000000 0.000000000 1000.000000000 IA-13 0.00 0.00 9,995,480 00077BBJ1 0.000000000 0.000000000 1000.000000000 IA-14 0.00 0.00 28,638,097. 00077BBK8 0.000000000 0.000000000 566.761043530 IA-X 0.00 0.00 7,331,037 00077BBL6 0.000000000 0.000000000 573.439723212 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IA-1 76,503.43 0.00 0.074252134 00077BBV4 0.891585988 0.000000000 0.070173070 IA-2 29,149.65 0.00 0.064000000 00077BAX1 0.694039286 0.000000000 0.064 IA-3 0.00 0.00 0.064000000 00077BAY9 0.000000000 0.000000000 0.064 IA-4 57,246.19 0.00 0.064000000 00077BAZ6 3.243220015 0.000000000 0.064 IA-5 140,523.90 0.00 0.070000000 00077BBA0 1.968773502 0.000000000 0.07 IA-6 0.00 0.00 0.070000000 00077BBB8 0.000000000 0.000000000 0.07 IA-7 50,367.90 0.00 0.064000000 00077BBC6 5.333332910 0.000000000 0.064 IA-8 138,456.70 0.00 0.064000000 00077BBD4 5.333333385 0.000000000 0.064 IA-9 213,333.33 0.00 0.064000000 00077BBE2 5.333333250 0.000000000 0.064 IA-10 85,696.56 0.00 0.0675 00077BBF9 3.006896842 0.000000000 0.0675 IA-11 8,043.75 0.00 0.0675 00077BBG7 5.625000000 0.000000000 0.0675 IA-12 53,437.50 0.00 0.0675 00077BBH5 5.625000000 0.000000000 0.0675 IA-13 56,224.58 0.00 0.0675 00077BBJ1 5.625000500 0.000000000 0.0675 IA-14 165,027.22 0.00 0.0675 00077BBK8 3.265964111 0.000000000 0.0675 IA-X 42,160.66 0.00 0.0675 00077BBL6 3.297841160 0.000000000 0.0675 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 37,595,583.00 22,027,352.77 121,721.29 00077BBN2 1000.000000000 585.902678248 3.237648689 IIA-X 1,507,139.00 682,5 0.00 00077BBP7 1000.000000000 452.899452985 0.000000000 IIA-P 352,210.00 244,682.17 1,337.23 00077BBQ5 1000.000000000 694.705346242 3.796683797 M 8,829,808.00 8,446,732.01 12,193.71 00077BBR3 1000.000000000 956.615592321 1.380971138 B-1 4,215,000.00 4,032,134.74 5,820.79 00077BBS1 1000.000000000 956.615596679 1.380970344 B-2 1,989,733.00 1,903,409.62 2,747.76 00077BBT9 1000.000000000 956.615596163 1.380969205 B-3 2,147,792.00 2,054,611.32 2,966.04 00077BBW2 1000.000000000 956.615594061 1.380971714 B-4 954,574.00 913,160.39 1,318.24 00077BBX0 1000.000000000 956.615610733 1.380972036 B-5 954,573.94 913,160.32 1,318.24 00077BBY8 1000.000000000 956.615597530 1.380972122 R (Component R- 100.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 0.00 0.00 21,905,631.48 00077BBN2 0.000000000 0.000000000 582.6650296 IIA-X 0.00 0.00 678,856.27 00077BBP7 0.000000000 0.000000000 450.4271108 IIA-P 0.00 0.00 243,344.94 00077BBQ5 0.000000000 0.000000000 690.9086624 M 0.00 0.00 8,434,538.30 00077BBR3 0.000000000 0.000000000 955.2346212 B-1 0.00 0.00 4,026,313.95 00077BBS1 0.000000000 0.000000000 955.2346263 B-2 0.00 0.00 1,900,661.86 00077BBT9 0.000000000 0.000000000 955.234627 B-3 0.00 0.00 2,051,645.28 00077BBW2 0.000000000 0.000000000 955.2346223 B-4 0.00 0.00 911,842.15 00077BBX0 0.000000000 0.000000000 955.2346387 B-5 0.00 0.00 911,842.08 00077BBY8 0.000000000 0.000000000 955.2346254 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IIA-1 119,314.83 0.00 6.500000000% 00077BBN2 3.173639574 0.000000000 6.500000000% IIA-X 3,697.32 0.00 6.500000000% 00077BBP7 2.453204383 0.000000000 6.500000000% IIA-P 0.00 0.00 00077BBQ5 0.000000000 0.000000000 M 47,380.56 0.00 6.731204010% 00077BBR3 5.365978513 0.000000000 7.017306960% B-1 22,617.60 0.00 6.731204010% 00077BBS1 5.365978648 0.000000000 7.017306960% B-2 10,676.87 0.00 6.731204010% 00077BBT9 5.365981265 0.000000000 7.017306960% B-3 11,525.01 0.00 6.731204010% 00077BBW2 5.365980505 0.000000000 7.017306960% B-4 5,122.22 0.00 6.731204010% 00077BBX0 5.36597477 0.000000000 7.017306960% B-5 5,122.22 0.00 6.731204010% 00077BBY8 5.365975107 0.000000000 7.017306960% R (Component R- 10.79 0.00 6.750000000% 9ABSB500 107.90 0.000000000 6.750000000% ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes477,286,956.94 316,250,865.24 4,921,127.39 None 1000.000000000 662.601105355 10.310626172 R (Component R- 0.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes 0.00 0.00 311,329,737.85 None 0.000000000 0.000000000 652.290479183 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interes 1,850,004.77 0.00 7.019761730% None 3.87608491 0.00000000 7.017306960% R (Component R- 10.79 0.00 9ABSB500 0.00002261 0.00000000 Other Related Information Accrued ReimbursemeNet Prior Class Certificatof Prior Prepayment Unpaid Interest Losses Int. ShortfalInterest IA-1 584,880. 0.00 0.00 0.00 IA-2 29,149. 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 57,246. 0.00 0.00 0.00 IA-5 140,523. 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 50,367. 0.00 0.00 0.00 IA-8 138,456. 0.00 0.00 0.00 IA-9 213,333. 0.00 0.00 0.00 IA-10 85,696. 0.00 0.00 0.00 IA-11 8,043 0.00 0.00 0.00 IA-12 53,437. 0.00 0.00 0.00 IA-13 56,224. 0.00 0.00 0.00 IA-14 165,027. 0.00 0.00 0.00 IA-X 42,160. 0.00 0.00 0.00 IIA-1 119,314. 0.00 0.00 0.00 IIA-X 3,697 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 0.00 M 47,380. 0.00 0.00 0.00 B-1 22,617. 0.00 0.00 0.00 B-2 10,676. 0.00 0.00 0.00 B-3 11,525. 0.00 0.00 0.00 B-4 5,122 0.00 0.00 0.00 B-5 5,122 0.00 0.00 0.00 R (Compone 0.00 0.00 0.00 Total 1850015.59 0.00 0.00 0.00 Ending Actual Class Unpaid Interest Distribution Interest Loss of Interest IA-1 0.00 0.00 584,880.23 IA-2 0.00 0.00 29,149.65 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 57,246.19 IA-5 0.00 0.00 140,523.90 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 50,367.90 IA-8 0.00 0.00 138,456.70 IA-9 0.00 0.00 213,333.33 IA-10 0.00 0.00 85,696.56 IA-11 0.00 0.00 8,043.75 IA-12 0.00 0.00 53,437.50 IA-13 0.00 0.00 56,224.58 IA-14 0.00 0.00 165,027.22 IA-X 0.00 0.00 42,160.66 IIA-1 0.00 0.00 119,314.83 IIA-X 0.00 0.00 3,697.32 IIA-P 0.00 0.00 0.00 M 0.00 0.00 47,380.56 B-1 0.00 0.00 22,617.60 B-2 0.00 0.00 10,676.87 B-3 0.00 0.00 11,525.01 B-4 0.00 0.00 5,122.22 B-5 0.00 0.00 5,122.22 R (Compone 0.00 0.00 10.79 Total 0.00 0.00 1,850,015.59 Advances Prior Outstanding Principal Interest Servicer 18440.00 111727.71 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 18440.00 111727.71 Current Period Principal Interest Servicer 3,848.47 22,582.61 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 3,848.47 22,582.61 Recovered Principal Interest Servicer 4,013.83 18,852.74 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 4,013.83 18,852.74 Outstanding Principal Interest Servicer 18,274.64 115,457.59 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 18,274.64 115,457.59 Other Related Information Summary of REO Properties # Property Principal Name Date of REOBalance Book Value 10 20 30 40 50 # Property Date of FinAmount Aggregate Other Name Recovery of Proceeds Rev. Collected 10 20 30 40 50 Summary of Repurchased, Liquidated or Disposed Lo Property Principal # Name Loan NumberBalance Book Value 10 20 30 40 50 Property # Name 10 20 30 40 50 Asset Backed Facts - Pool Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 08/27/01 2 453,345 0 0 0.19% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.07% 06/25/01 2 586,203 0 0 0.19% 0.18% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.27% 0.24% 0.09% 0.12% 04/25/01 3 959,911 0 0 0.27% 0.28% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.18% 0.19% 0.18% 0.14% 02/26/01 3 862,148 2 493,215 0.26% 0.25% 0.17% 0.14% 01/25/01 2 493,691 0 0 0.17% 0.14% 0.00% 0.00% 12/26/00 0 0 2 476,518 0.00% 0.00% 0.17% 0.14% 11/27/00 2 476,998 0 0 0.17% 0.14% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 1 321,131 0.00% 0.00% 0.09% 0.09% 08/25/00 0 0 1 321,409 0.00% 0.00% 0.08% 0.09% 07/25/00 1 770,935 2 642,814 0.08% 0.21% 0.17% 0.18% 06/26/00 1 321,959 1 341,268 0.08% 0.09% 0.08% 0.09% 05/25/00 2 565,430 1 341,561 0.17% 0.15% 0.08% 0.09% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 08/27/01 3.00 903,670 1 237,919 0.29% 0.29% 0.10% 0.08% 07/25/01 3.00 904,584 1 317,636 0.29% 0.29% 0.10% 0.10% 06/25/01 3.00 905,493 3 791,511 0.28% 0.28% 0.28% 0.24% 05/25/01 1.00 238,660 4 1,054,048 0.09% 0.07% 0.36% 0.32% 04/25/01 1.00 238,904 4 1,055,097 0.09% 0.07% 0.36% 0.31% 03/26/01 3.00 820,826 2 557,977 0.26% 0.24% 0.18% 0.16% 02/26/01 2.00 559,104 2 558,512 0.17% 0.16% 0.17% 0.16% 01/25/01 3.00 879,047 2 559,044 0.26% 0.25% 0.17% 0.16% 12/26/00 2.00 639,993 0 0 0.17% 0.18% 0.00% 0.00% 11/27/00 2.00 640,564 0 0 0.17% 0.18% 0.00% 0.00% 10/25/00 2.00 641,132 0 0 0.17% 0.18% 0.00% 0.00% 09/25/00 1.00 320,565 1 56,179 0.09% 0.09% 0.09% 0.02% 08/25/00 1.00 320,848 1 58,208 0.08% 0.09% 0.08% 0.02% 07/25/00 1.00 340,974 1 60,223 0.08% 0.09% 0.08% 0.02% 06/26/00 1.00 321,408 1 325,253 0.08% 0.09% 0.08% 0.09% 05/25/00 2.00 798,951 2 802,793 0.17% 0.22% 0.17% 0.22% DistributiREO Modifications Date # Balance # Balance 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 08/27/01 15 4,422,071 7.2823% 7.0198% 1.45%0.014203733 07/25/01 28 8,133,220 7.2858% 7.0233% 2.66% 0.02571747 06/25/01 21 5,890,596 7.2879% 7.0254% 1.94%0.018127436 05/25/01 18 4,810,904 7.2896% 7.0271% 1.63%0.014493219 04/25/01 18 5,691,116 7.2918% 7.0293% 1.61% 0.0168697 03/26/01 8 2,141,417 7.2923% 7.0298% 0.70%0.006231808 02/26/01 4 1,325,531 7.2923% 7.0298% 0.35%0.003826215 01/25/01 8 1,983,579 7.2924% 7.0299% 0.70%0.005694428 12/26/00 2 535,962 7.2923% 7.0298% 0.17% 0.00152723 11/27/00 8 2,684,970 7.2921% 7.0296% 0.69%0.007625376 10/25/00 5 1,232,673 7.2917% 7.0292% 0.43%0.003468096 09/25/00 6 1,962,347 7.2921% 7.0296% 0.51% 0.00549043 08/25/00 7 2,033,075 7.2925% 7.0300% 0.59%0.005648099 07/25/00 4 1,112,484 7.2933% 7.0308% 0.34%0.003065751 06/26/00 4 1,629,950 7.2931% 7.0306% 0.34%0.004467991 05/25/00 10 2,664,076 7.2931% 7.0306% 0.84%0.007258036 Asset Backed Facts - Group 1 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 08/27/01 2 453,345 0 0 0.21% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.08% 06/25/01 2 586,203 0 0 0.20% 0.19% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.29% 0.26% 0.10% 0.13% 04/25/01 3 959,911 0 0 0.29% 0.30% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.19% 0.20% 0.19% 0.15% 02/26/01 3 862,148 2 493,215 0.28% 0.27% 0.19% 0.15% 01/25/01 2 493,691 0 0 0.19% 0.15% 0.00% 0.00% 12/26/00 0 0 2 476,518 0.00% 0.00% 0.19% 0.15% 11/27/00 2 476,998 0 0 0.19% 0.15% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 1 321,131 0.00% 0.00% 0.09% 0.10% 08/25/00 0 0 1 321,409 0.00% 0.00% 0.09% 0.10% 07/25/00 1 770,935 2 642,814 0.09% 0.23% 0.18% 0.19% 06/26/00 1 321,959 1 341,268 0.09% 0.10% 0.09% 0.10% 05/25/00 2 565,430 1 341,561 0.18% 0.17% 0.09% 0.10% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 08/27/01 3 903,670 1 237,919 0.31% 0.31% 0.10% 0.08% 07/25/01 3 904,584 1 317,636 0.30% 0.30% 0.10% 0.11% 06/25/01 3 905,493 3 791,511 0.30% 0.29% 0.30% 0.26% 05/25/01 1 238,660 4 1,054,048 0.10% 0.08% 0.39% 0.34% 04/25/01 1 238,904 4 1,055,097 0.10% 0.08% 0.38% 0.33% 03/26/01 3 820,826 2 557,977 0.29% 0.26% 0.19% 0.17% 02/26/01 2 559,104 2 558,512 0.19% 0.17% 0.19% 0.17% 01/25/01 3 879,047 0 0 0.28% 0.27% 0.00% 0.00% 12/26/00 2 639,993 0 0 0.19% 0.20% 0.00% 0.00% 11/27/00 2 640,564 0 0 0.19% 0.20% 0.00% 0.00% 10/25/00 2 641,132 0 0 0.19% 0.19% 0.00% 0.00% 09/25/00 1 320,565 1 56,179 0.09% 0.10% 0.09% 0.02% 08/25/00 1 320,848 1 58,208 0.09% 0.10% 0.09% 0.02% 07/25/00 1 340,974 1 60,223 0.09% 0.10% 0.09% 0.02% 06/26/00 1 321,408 1 325,253 0.09% 0.10% 0.09% 0.10% 05/25/00 2 798,951 2 802,793 0.18% 0.23% 0.18% 0.24% DistributiREO Modifications Date # Balance # Balance 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 08/27/01 15 4,422,071 7.3145% 7.0520% 1.56% 1.51% 07/25/01 27 7,698,929 7.3177% 7.0552% 2.72% 2.56% 06/25/01 19 5,366,560 7.3201% 7.0576% 1.88% 1.75% 05/25/01 17 4,592,191 7.3219% 7.0594% 1.65% 1.47% 04/25/01 15 4,567,378 7.3241% 7.0616% 1.44% 1.44% 03/26/01 7 1,753,453 7.3249% 7.0624% 0.67% 0.55% 02/26/01 4 1,325,531 7.3249% 7.0624% 0.38% 0.41% 01/25/01 7 1,917,600 7.3250% 7.0625% 0.66% 0.59% 12/26/00 2 535,962 7.3249% 7.0624% 0.19% 0.17% 11/27/00 8 2,684,970 7.3246% 7.0621% 0.75% 0.82% 10/25/00 4 895,622 7.3246% 7.0621% 0.37% 0.27% 09/25/00 6 1,962,347 7.3250% 7.0625% 0.56% 0.59% 08/25/00 7 2,033,075 7.3257% 7.0632% 0.64% 0.61% 07/25/00 4 1,112,484 7.3266% 7.0641% 0.37% 0.33% 06/26/00 4 1,629,950 7.3263% 7.0638% 0.36% 0.48% 05/25/00 9 2,411,207 7.3265% 7.0640% 0.81% 0.71% Asset Backed Facts - Group 2 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 08/27/01 0 0 6.8829% 6.6204% 0.00% 0.00% 0.00% 0.00% 07/25/01 1 434,291 6.8896% 6.6271% 1.14% 1.79% 0.00% 0.00% 06/25/01 2 524,037 6.8906% 6.6281% 2.22% 2.11% 0.00% 0.00% 05/25/01 1 218,713 6.8906% 6.6281% 1.10% 0.87% 0.00% 0.00% 04/25/01 3 1,123,738 6.9063% 6.6438% 3.19% 4.24% 0.00% 0.00% 03/26/01 1 387,963 6.9077% 6.6452% 1.05% 1.43% 0.00% 0.00% 02/26/01 0 0 6.9077% 6.6452% 0.00% 0.00% 0.00% 0.00% 01/25/01 1 65,979 6.9079% 6.6454% 1.04% 0.24% 0.00% 0.00% 12/26/00 0 0 6.9076% 6.6451% 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 6.9076% 6.6451% 0.00% 0.00% 0.00% 0.00% 10/25/00 1 337,051 6.9073% 6.6448% 1.03% 1.19% 0.00% 0.00% 09/25/00 0 0 6.9073% 6.6448% 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 6.9052% 6.6427% 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 6.9053% 6.6428% 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 6.9053% 6.6428% 0.00% 0.00% 0.00% 0.00% 05/25/00 1 252,869 6.9049% 6.6424% 1.02% 0.86% 0.00% 0.00%